UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009

EDDIE BAUER HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33070	42-1672352
(Commission File Number)	(I.R.S. Employer Identification No.)

10401 NE 8th STREET, SUITE 500

BELLEVUE, WA 98004

(Address of Principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 755-6544

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 17, 2009, the Company received notice from The Nasdaq Stock Market (“Nasdaq”) that it has determined that the Company’s common stock will be delisted from Nasdaq following the Company’s filing of a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Case”) in the United States Bankruptcy Court for the District of Delaware and the filing by the Company’s Canadian subsidiaries of a application for relief under the Canadian Companies’ Creditors Arrangement Act (the “Canadian Case”) in the Ontario Superior Court of Justice. The notification advises the Company that unless it requests an appeal of the delisting determination, trading of the Company’s common stock will be suspended at the opening of business on June 26, 2009, and that Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq. In support of the delisting determination, Nasdaq identified the filing of the Bankruptcy Case and Canadian Case, and concerns regarding the residual equity interest of the existing listed securities holders and the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq.

Item 8.01.	Other Events

On June 19, 2009, the Company issued a press release announcing the receipt of a notice from The Nasdaq Stock Market that it has determined that the Company’s common stock will be delisted from Nasdaq. The press release also noted that all of the Company’s operations – including all of its retail stores in the U.S. and around the world – are open and operating on normal schedules.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated June 19, 2009

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” qualifiers such as “preliminary”, and similar expressions. Forward-looking statements are not guarantees of future events, and the Company can provide no assurance that such statements will be realized. The Company can provide no assurance that events in the future will not negatively impact the Company’s available liquidity, including through debtor-in-possession lender-imposed reserves. Forward-looking statements contained in this Report are based on estimates and assumptions, which assumptions and estimates may prove to be inaccurate, and involve risks and uncertainties. Actual results may differ from those contemplated by such forward-looking statements as a result of a variety of factors, including adverse Bankruptcy Court rulings; a continued downturn in the national and global economies;

unwillingness of the Company’s vendors to accept orders or supply goods on acceptable terms; changes in consumer confidence and consumer spending patterns; the Company’s inability to effectuate the proposed turnaround of Eddie Bauer as a premium quality brand and improve profitability of its retail and outlet stores, catalogs and website operations; disruptions in the supply of inventory as a result of concerns about the Company’s continued operation; risks associated with legal and regulatory matters; increased levels of merchandise returns or gift card use not estimated by management; disruption in back-end operations; and the other risks identified in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended, including the Company’s Annual Report on Form 10-K for the period ended January 3, 2009 and quarterly report on Form 10-Q for the period ended April 4, 2009. The information contained in this Report is as of June 19, 2009, and except as required by law, the Company undertakes no obligation to update any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC.

Date: June 19, 2009	By	/s/ Freya R. Brier
	Name:	Freya R. Brier
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 19, 2009